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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 [Amendment No. ]



Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

  Check the appropriate box:

  / / Preliminary Proxy Statement
  / / Definitive Proxy Statement
  /X/ Definitive Additional Materials

  / / Soliciting Material Pursuant to Exchange Act Rule 14a-11(c) or 14a012

                     PIONEER AMERICAN HOLDING COMPANY CORP.

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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which the transaction applies:

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3)  Per unit or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:

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4)  Proposed maximum aggregate value of transaction:

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/X/ Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2)
    and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount previously paid: $125

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2)  Form, Schedule or Registration Statement No.

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3)  Filing Party:

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4)  Date Filed:

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Set forth the amount on which the filing fee is calculated and state how it was determined.



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                     PIONEER AMERICAN HOLDING COMPANY CORP.

                    Proxy for Annual Meeting of Shareholders
                                  June 4, 1996
                  Solicited on behalf of the Board of Directors


The undersigned hereby constitutes and appoints Daniel J. Corazzi, John J. Kuna and Basil Telep and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Shareholders of Pioneer American Holding Company Corp. ("Pioneer"), to be held on the 4th day of June, 1996, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Pioneer which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs that this proxy be voted as follows:

   Please mark your votes as in this example. /X/

1. For / / the election of Richard Chojnowski and Donald A. Hoyle, Jr. as Directors of Pioneer, as more fully described in the accompanying Proxy Statement (to withhold authority to vote for all nominees, check this box: / /)

   To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

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2. To approve an amendment to the Pioneer  Articles of  Incorporation  to change the par value of the Company's Common Stock and Preferred Stock from $10.00 per share to $1.00 per share.

         / / FOR      / / AGAINST         ABSTAIN





3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

         This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated, the persons named herein intend to vote for the election of the named nominees for director and to approve proposal 2.

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         THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES
(OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

         The undersigned hereby acknowledges receipt of Pioneer's 1995 Annual Report to Shareholders, Notice of the Company's 1996 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

                               DATE:                             , 1996
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                                      (Please date this Proxy)

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                                  Signature(s)

                               It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.


PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE
                                    PAID ENVELOPE.